RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

We transact business with the following related parties, consisting of companies in which Hemen and companies associated with Hemen have a significant interest: Frontline Ltd and its subsidiaries (ICB Shipping (Bermuda) Ltd, Frontline Management (Bermuda) Ltd, Seateam Management Pte Ltd and the former Frontline 2012, referred to as "Frontline"), Karpasia Shipping Inc. (referred to as "Karpasia"), Ship Finance International Ltd (referred to as "Ship Finance") and Seatankers Management Co. Ltd and companies affiliated with it (referred to as "Seatankers"). We also transact business with our associated companies.

Frontline

In April 2014, we acquired five SPCs from Frontline 2012, each owning a 180,000 dwt Capesize dry bulk newbuilding and our subsidiary acquired a 2013-built Capesize dry bulk vessel, Bulk China (renamed KSL China), from Karpasia. The consideration was settled by the issuance of 3,100,000 shares and 620,000 shares to Frontline 2012 and Hemen (on behalf of Karpasia), respectively, which were recorded at a price of $62.70 per share, $150.0 million was assumed in remaining newbuilding installments in connection with the SPCs acquired from Frontline 2012 and $24.0 million was paid in cash to Karpasia. Cash of $43.4 million was acquired on the purchase of the five SPCs. No other working capital balances were acquired.

In April 2014, we agreed to acquire twenty-five SPCs from Frontline 2012, each owning a dry bulk newbuilding. In September 2014, we acquired thirteen of these SPCs. The consideration for the thirteen SPCs was settled by the issuance of 6,200,000 of our common shares as consideration to Frontline 2012. The issuance of the 6,200,000 shares was recorded at an aggregate value of $356.8 million based on the closing price of $57.55 per share on September 15, 2014, the closing date of the transaction. $490.0 million was assumed in remaining newbuilding installments and cash of $25.1 million was acquired on the purchase of the thirteen SPCs. We acquired the remaining twelve SPCs in March 2015. The consideration for the twelve SPCs was settled by the issuance of 6,200,000 of our common shares as consideration to Frontline 2012. The shares were recorded at a price per share of $20.50 or $127.1 million in aggregate. Cash of $108.6 million and cost of newbuildings of $78.2 million were acquired with the SPCs.

In November 2015, in a merger transaction by and among Frontline, Frontline 2012 and Frontline Acquisition Ltd, a wholly-owned subsidiary of Frontline, Frontline Acquisition Ltd merged with and into Frontline 2012, with the result that Frontline 2012 became a wholly-owned subsidiary of Frontline.

Also in November 2015, we entered into an agreement with New Times Shipbuilding to convert two Capesize dry bulk newbuildings to Suezmax oil tanker newbuildings, with expected delivery in the first quarter of 2017. On November 23, 2015, we agreed to sell these newbuilding contracts to Frontline for $1.9 million. The sale was completed on December 31, 2015 and we recognized a loss of $8.9 million.

Ship Finance

In April 2015, we agreed to a sale and leaseback transaction with Ship Finance for eight Capesize vessels. Five of these vessels (KSL China, Battersea, Belgravia, Golden Future and Golden Zhejiang) were owned by us prior to the completion of the Merger and three vessels (Golden Zhoushan, Golden Beijing and Golden Magnum) were acquired as a result of the Merger. These vessels were sold en-bloc for an aggregate price of $272.0 million or $34.0 million per vessel on average. The vessels were delivered to Ship Finance in the third quarter of 2015 and were time chartered-in by one of our subsidiaries for a period of ten years. The daily time charter rate is $17,600 during the first seven years and $14,900 in the remaining three years, of which $7,000 is for operating expenses (including dry docking costs). In addition, 33% of our profit from revenues above the daily time charter rate for all eight vessels aggregated will be calculated and paid on a quarterly basis to Ship Finance and the daily hire payments will be adjusted if the actual three month LIBOR should deviate from a base LIBOR of 0.4% per annum. For each 0.1% point increase/decrease in the interest rate level, the daily charter hire will increase or decrease by $50 per day in the first seven years and $25 per day in the remaining three years. We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, Ship Finance will have the option to extend the charters by three years at $14,900 per day. We incurred $25.6 million of charter hire expenses in 2016 (2015:$12.1 million) in respect of the eight vessels.

We are the commercial manager for fourteen (2015: twelve) dry bulk and nine (2015: eleven) container vessels owned and operated by Ship Finance. Pursuant to the management agreements, we receive $125 per day for managing seven of the fourteen dry bulk vessels and $75 per day for managing the remaining seven dry bulk vessels (2015: $125 per day for managing the twelve dry bulk vessels) and $75 per day for managing the nine container vessels (2015: $65 per day for managing the eleven container vessels).

Seatankers

We are the commercial manager of twenty-one (2015: twenty-one) dry bulk vessel owned and operated by Seatankers. Pursuant to the management agreements, we receive $125 (2015: $125) a day for managing the dry bulk vessels.

Capesize Chartering

In February 2015, the Former Golden Ocean, Bocimar International NV, CTM, Golden Union Shipping Co S.A., and Star Bulk Carriers Corp. announced the formation of a new joint venture company, Capesize Chartering Ltd, or CCL. In January 2016, Golden Union Shipping Co S.A. equally transferred its 20% stake in CCL to the remaining four joint venture partners. At the same time, the Former Golden Ocean entered into a revenue sharing agreement for Capesize dry bulk vessels with the joint venture partners whereby it was agreed to include 21 Capesize dry bulk vessels in the revenue sharing agreement. The revenue sharing agreement applies to 65 modern Capesize dry bulk vessels across the joint venture partners and is being managed from our offices in Singapore and Bocimar’s offices in Antwerp. We acquired the Former Golden Ocean's 20% interest in Capesize Chartering upon completion of the Merger on March 31,2015. During 2016, we earned $0.9 million under the revenue sharing agreement.

United Freight Carriers

We acquired the Former Golden Ocean's 50% interest United Freight Carriers LLC, or UFC, upon completion of the Merger on March 31, 2015. During 2016, we received $0.2 million for management and administrative services rendered to UFC during 2015.

Management Agreements

General Management Agreement

Up to March 31, 2015, we were provided with general administrative services by the General Manager. Pursuant to the terms of the Amended General Management Agreement, the General Manager was entitled to a management fee of $2.3 million per annum from January 1, 2010, which was subject to annual adjustments, plus a commission of 1.25% on gross freight revenues from our vessels, 1% of proceeds on the sale of any of our vessels, and 1% of the cost of the purchase of our vessels. In addition, we, in our discretion, awarded equity incentives to the General Manager based upon its performance. Such awards were subject to the approval of the Board. We were responsible for paying all out-of-pocket expenses incurred by the General Manager from third parties in connection with the services provided under the Amended General Management Agreement, such as audit, legal and other professional fees, registration fees and directors' and officers' fees and expenses. The Amended General Management Agreement was terminated on March 31, 2015.

Technical Supervision Services

We receive technical supervision services from Frontline Management. Pursuant to the terms of the agreement, Frontline Management receives a management fee of $31,875 (2015: $33,000 per vessel). This fee is subject to annual review. Frontline Management also manages our newbuilding supervision and charges us for the costs incurred in relation to the supervision.

Ship Management

The ship management of our vessels is provided by external ship managers, except for fifteen (2015: fourteen) vessels which is provided by SeaTeam Management Pte. Ltd, a majority owned subsidiary of Frontline.

Other Management Services

We aim to operate efficiently through utilizing competence from Frontline or other companies with the same main shareholder and these costs are allocated based on a cost plus mark-up model. During 2016 and 2015, we received assistance in relation to consolidation and reporting as well as management of its Sarbanes Oxley compliance from Frontline and we were charged a fee of $115,000 (2015: $115,000) per quarter for these services. Effective January 1, 2017, we only receive services in relation to management of Sarbanes Oxley compliance from Frontline at a quarterly fee of $15,000. We also receive services in relation to sales and purchase activities, bunker procurement and administrative services in relation to the corporate headquarter.

A summary of net amounts charged by related parties in 2016, 2015 and 2014 is as follows:

(in thousands of $)	2016	2015	2014
ICB Shipping (Bermuda) Ltd	—	579	2,315
Frontline Ltd	6,521	13,192	2,962
The Former Golden Ocean	—	134	1,034
Ship Finance International Limited	25,564	12,060	—
Seateam Management Pte Ltd	2,638	1,932	562
Seatankers Management Co Ltd	4,216	159	—
Golden Opus Inc	1,114	—	—
Capesize Chartering Ltd	98	—	—

Net amounts charged by related parties comprise general management and commercial management fees, charter hire expenses, newbuilding supervision fees and newbuilding commission fees.

A summary of net amounts charged to related parties in 2016, 2015 and 2014 is as follows:

(in thousands of $)	2016	2015	2014
Ship Finance International Limited	795	560	—
Seatankers Management Co Ltd	957	310	—
United Freight Carriers LLC	150	—	—
Capesize Chartering Ltd	945	—	—

Net amounts charged to related parties comprise commercial management fees since April 1, 2015, following the completion of the Merger with the Former Golden Ocean.

A summary of balances due from related parties as of December 31, 2016 and 2015 is as follows:

(in thousands of $)	2016	2015
Capesize Chartering Ltd	322	—
Frontline Ltd	1,523	4,455
Ship Finance International Ltd	2	36
United Freight Carriers LLC	—	2
Seatankers Management Co Ltd	77	1,139
Golden Opus Inc	3	2,534
Management	—	285
	1,927	8,451

A summary of balances owed to related parties as of December 31, 2016 and 2015 is as follows:

(in thousands of $)	2016	2015
Frontline Management (Bermuda) Ltd	—	3,924
Frontline Ltd	1,044	176
Seateam Management Pte Ltd	—	1
Seatankers Management Co Ltd	270	—
Golden Opus Inc	73	—
	1,387	4,101

As at December 31, 2016, receivables and payables with related parties mainly comprise unpaid fees for services rendered from and to related parties.

As at December 31, 2015, receivables and payables with related parties mainly comprise unpaid commercial management fees, newbuilding supervision fees and the amount owed by Frontline in connection with the sale of the two Suezmax newbuilding contracts in December 2015.

In addition certain payables and receivables arise when we pay an invoice on behalf of a related party and vice versa.

We have periodically issued share options and RSUs to Board and management companies, as disclosed in Notes 27 and 28 of these consolidated financial statements. In February 2016, Hemen was allocated 31.6 million shares at NOK 25.00 per share in connection with a private placement share offering of 68.7 million new shares. Hemen also owns $93.6 million of the Convertible Bond, which is convertible into 1,061,826 of our common shares at an exercise price of $88.15 per share.